Exhibit 99.1
REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES
Rosetta Resources Inc.
February 2013 Investor Presentation

Forward-Looking Statements and Terminology Used

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

2

Forward-Looking Statements and Terminology Used (cont.)

For filings reporting year-end 2012 reserves, the SEC permits the optional disclosure of probable and possible reserves. The Company has elected not to report probable and possible reserves in its filings with the SEC. We use the term "net risked resources" to describe the Company's internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques. Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term "BFIT NPV10" to describe the Company's estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value. Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis. Outflows include drilling and completion capital and operating expenses. Net present value is used to analyze the profitability of a project. Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.

3

- Increased proved reserves 25%, from 161 MMBoe to 201 MMBoe at year-end 2012
- Set record levels of equivalent production, liquids production and proved reserves; exited 2012 producing 47 MBoe/d
- Drilled 85 gross wells (80 Eagle Ford) and completed 64 (62 Eagle Ford)
- Increased Gates Ranch planned well density to 55 acres and revised ultimate recovery estimate
- Established gross estimated ultimate recovery estimates for two new Eagle Ford areas
- Significantly reduced Eagle Ford average well costs
- Successfully tested third Eagle Ford lease in Central Dimmit County area
- Eagle Ford program currently self-funding
- Firm transportation and processing capacity from Eagle Ford in place to execute business plan

2012 Highlights

Other
5%
Exploration
10%
Eagle Ford
85%

Other
5%
Facilities
8%
Drill &
Complete
87%

Includes capitalized interest and other corporate costs
By Region
By Region
By Category
By Category
2013 Plans and Capital Program ($640-700 Million1)
• Run five- to six-rig program in Eagle Ford area
• Continued focus on liquids-rich development
• Drill 75-80 wells and complete approximately 60-65 in
 2013
 • About half in Gates Ranch with remainder in Karnes Trough,
 Briscoe Ranch and Central Dimmit areas
• Allocate 10 percent to new ventures opportunities
• Fund base capital program from internally-generated
 cash flow supplemented by borrowings under current
 credit facility, if necessary
• Generate approximately 30 percent production growth
 over 2012

1. 2013 Guidance, February 25, 2013

• Leverage high-graded asset base
 • Maintain position as a leading Eagle Ford player
 • Develop inventory of approximately 500 MMBoe with 15 years of drilling opportunities
 • Expand production base with about 12 percent of inventory developed
• Successfully execute business plan
 • Grow total production and liquids volumes
 • Lower overall cost structure and improve margins
 • Capture firm transportation and processing capacity
• Test future growth opportunities
 • Evaluate previously untested Eagle Ford acreage
 • Continue testing optimal Eagle Ford well spacing
 • Pursue new growth targets through blend of acquisitions and new ventures
• Maintain financial strength and flexibility
 • Low leverage
 • Sizable liquidity
 • Active hedging program
Company Strategy

LEVERAGE HIGH-GRADED ASSET BASE

Total Net Risked Resources
(MMBoe)
700
600
500
400
300
200
100
-
194
396
578
570
136
14
44
316
39
41
417
103
58
369
127
74
12/31/2009
12/31/2010
12/31/2011
12/31/2012
PD Reserves
PUD Reserves
Unproved Est

• Since 2009, proved reserves more than tripled;
 total risked resources nearly tripled
 • Total project inventory, including PUDs,
  grew from 150 MMBoe to 496 MMBoe
 • About 12 percent of inventory developed
  and on production
• Growth driven by Eagle Ford Shale
• Transformed total proved liquids mix
 2009: 15%  2011: 54%
 2010: 40%  2012: 58%
• From 2009 through 2012, divested 36 MMBoe
 of proved reserves for properties that no
 longer fit operating model
 • Divested 11 MMBoe in 2012
• Strong reserve replacement in 2012
 • 482 percent from the drill-bit
 • 472 percent from all sources
Significant Growth in Asset Net Resources

Divested 11 MMBoe

MBoe/d
Eagle Ford
Divested/Other
60
50
40
30
20
10
-
20.7
1.1
22.4
4.9
24.0
8.2
24.5
11.3
25.9
14.9
26.8
21.6
25.6
21.7
32.0
27.4
33.8
30.4
33.4
32.2
37.1
36.5
44.3
44.2
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Feb 25, 2013
2013 Guidance
2013 Full Year
2013 Exit Rate

Quarterly Production Performance

% Liquids	14	19	24	29	33	46	51	49	52	59	60	62	62 -	63
% Oil	5	7	10	12	15	18	19	22	22	24	30	26	30
52 - 56
47 - 51

60
50
40
30
20
10
0
2009 Program
2 wells
2010 Program
19 wells
2011 Program
43 wells
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13

Eagle Ford Growth Profile

Eagle Ford production averaged
44.2 MBoe/d during 4Q 2012
• 62% total liquids
• 26% oil / 36% NGLs
MBoe/d
Exit Rate Guidance
(As of 12/10/2012)
Reaffirmed 2/25/2013
52 - 56 MBoe/d
2012 Program
62 wells
January Average
Production
47.4 MBoe/d
29% Oil / 34% NGLs

SUCCESSFULLY EXECUTE BUSINESS PLAN

% of Eagle Ford Shale Production

1 10.1%
2 9.5%
3 9.4%
4 8.2%
5 7.8%
6 7.1%
7 6.6%
8 4.6%
9 4.4%
10 4.2%
ROSE 4.0%
12 3.5%
13 3.4%
14 3.0%
15 2.2%
16 2.2%
17 1.2%
18 0.8%
19 0.8%
20 0.7%
Other 6.0%
0%
5%
10%
15%

Gross Boe/d per Well

A 487
B 394
ROSE 394
D 375
E 341
F 340
G 308
H 307
I 304
J 302
K 293
L 255
M 250
N 247
O 242
P 234
Q 207
R 204
S 175
T 170
Other 134
0
200
400
600

Data Source: IHS, Inc., reported November 2012 production (as of 2/24/2013); gross 8/8ths production.

Top 20 Eagle Ford Operators

Top 20 Eagle Ford Operators include APC, BHP, CHK, COP, CRK, CRZO, EP, EOG, GeoSouthern, Hunt, Lewis, MRO, MTDR, MUR, PXD, PXP, RDS, ROSE, SM, TLM.

COMPLETION PRIOR TO Q4 2012
COMPLETION ACTIVITY Q4 2012
DRILLED AWAITING COMPLETION

Gates Ranch

Summary
• 26,500 net acres in Webb County
• 96 completions as of 12/31/2012
 • 1Q - 3Q 2012: 28 completions
 • 4Q 2012: 12 completions
• 332 well locations remaining under current
 55-acre spacing assumptions
 • 20 wells drilled awaiting completion
Average Well Characteristics
 • Well Costs: $6.5 - $7.0 million
• Spacing: 475 feet apart or 55 acres
• Composite EUR: 1.67 MMBoe
 • F&D Costs: $4.05/Boe
• Condensate Yield = 65 Bbls/MMcf
• NGL Yield = 110 Bbls/MMcf
• Shrinkage = 23%

Cumulative Production (BOE)
400,000
300,000
200,000
100,000
0
0
200
400
600
800
1000
Days

14

Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres
These 9 wells are our largest
continuous group of producing wells
spaced on 55 acres
These 9 wells are performing in
line with comparable offsetting
wells drilled and completed early
in the development of the area
and spaced on 100 acres …

Gates Ranch Daily Production
Daily Equivalent Oil Production (BOED)
1000
100
0
100
200
300
400
500
600
700
800
900
Days

Composite Type Curve - 1.7 MMBoe
(23% Oil / 32% NGLs)
South Type Curve - 1.9 MMBoe
North Type Curve - 1.4 MMBoe
Gates Ranch Well Performance - North and South Areas

Discovery well:
Shortest lateral at
3,500’ and only
10 frac stages

MIDSTREAM GAS INTERCONNECT/FLOW OPTIONALITY
DIMMIT COUNTY
LASALLE COUNTY
WEBB COUNTY
GONZALES COUNTY
DEWITT CO.
BRISCOE RANCH
LASSETER & EPPRIGHT
VIVION
LIGHT RANCH
REILLY (DUBOSE)
KLOTZMAN
GATES RANCH
SPRINGER
SANTA CRUZ/VELA
ETC LAS BONITAS
ETC RICH EAGLE FORD MAINLINE
Interim processing at existing ETC LaGrange Plt
KM/Copano Eagle Ford Gathering LLC
KM/Copano Eagle Ford Gathering LLC
ETC DIMMIT LATERAL
ENTERPRISE
ENTERPRISE
REGENCY
REGENCY
ETC DOS HERMANAS
ETC DOS HERMANAS
ETC Dos Hermanas / Eagle Ford Gathering (KM/Copano) Interconnect
ETC SMILEY 8"
ETC DUBOSE 12"
ETC CHISHOLM
Q2 2013
Q2 2013
ETC SAN CAJOS
Lean gas pipeline
ETC (HPL)
ETC OASIS
ETC 12" SPRINGER LATERAL
ETC BIG COWBOY
HUMBLE EAST SEVEN SISTERS
To ETC LaGrange Plant
To new ETC Jackson Plant
To Enterprise Hydrocarbons plants
To Copano Houston Central plant
To Katy Hub - no processing needed
To ExxonMobil King Ranch Plant

Eagle Ford Multiple Takeaway Options

 Gas Transportation Capacity
 Firm gross wellhead gas takeaway
 • 245 MMcf/d today
 Four processing options - Gathering (Plant)
 • Regency (Enterprise Plants)
 • Energy Transfer “ETC” Dos Hermanas (King Ranch)
 • Eagle Ford Gathering (Copano Houston Central)
 • ETC Rich Eagle Ford Mainline (LaGrange/Jackson)
 Net 3-stream takeaway increases with higher
  contribution of oil-weighted volumes
 Oil Transportation Capacity
 Gates Ranch, Briscoe Ranch and Central Dimmit Co.
 • Plains Crude Gathering - Firm gathering capacity of
 25,000 Bbls/d to Gardendale hub with up to 60,000 Bbls
 storage; operating since April 2012
 • Access to truck and rail loading and pipeline
 connections
 Karnes Trough
 • Rosetta-owned oil truck-loading facility operating since
 late July 2012
 • Trucking readily available
 Pricing assumptions included in Appendix
Well-positioned to move
new production to
market with access to
multiple midstream
service providers

TEST FUTURE GROWTH OPPORTUNITIES

South Texas Shale Activity

- Operating 5 - 6 rigs total, with 2 - 3 rigs in Gates Ranch and remainder in Briscoe Ranch, Central Dimmit County and Karnes Trough area
- Elected participation in 4Q 2012 drilling of 2 6-well pads in non-operated Chupadera Ranch in western Webb County
- Testing Pearsall Shale exploratory well in Hanks area in LaSalle County; completed and awaiting pipeline connection

OIL
CONDENSATE
GAS
Gonzales
Lavaca
DeWitt
Karnes
Atascosa
Zavala
Frio
Maverick
Victoria
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Webb
Duval
San Patricio
Aransas
Jim Wells
Nueces
Kleberg

Area	Window	Net Acreage
Gates Ranch	Liquids	26,500
Non-Gates Ranch	**Liquids**	**27,000**
Encinal Area	Dry Gas	13,500
TOTAL		**67,000**

Current Drilling Activity Area

18

No.35
A-81
No.33
No.31
A-84
No.11
A-78
No.10
A-1249
No.8
A-1113
BRISCOE RANCH
COMPLETION PRIOR TO Q4 2012
COMPLETION ACTIVITY Q4 2012
DRILLED AWAITING COMPLETION

Briscoe Ranch
Summary
• 3,545 net acres in southern Dimmit County
• 4 completions as of 12/31/2012
 • 3Q 2012: 3 completions
• 64 well locations remaining
 • 3 wells drilled awaiting completion
Average Well Characteristics
• Well Costs: $6.5 - $7.0 million
• Spacing: 425 feet apart or 50 acres
• Condensate Yield: 80 Bbls/MMcf
• NGL Yield: 130 Bbls/MMcf
• Shrinkage: 23%
Future Activity
• Planned full development activity will last
 well into 2016
*Seven-day stabilized rate
Discovery Well Initial Rate* - 10/2011
1,990 Boe/d, 68% Liquids
(850 Bo/d, 490 B/d NGLs, 3,900 Mcf/d)

Briscoe Ranch Daily Production

P50 Type Curve - 893 MBOE
24% Oil / 36% NGLs
10,000
1,000
100
Daily Equivalent Oil Production(BOED)
0
50
100
150
200
250
300
350
400
Days

20

Briscoe Ranch Type Curve

REILLY
KLOTZMAN
A-266
A-263
A-535
A-271
COMPLETION PRIOR TO Q4 2012
COMPLETION ACTIVITY Q4 2012
DRILLED AWAITING COMPLETION

Karnes Trough Area
 SUMMARY
 • 1,900 net acres; located in oil window
 • 17 total completions as of 12/31/2012
 • 1Q & 2Q 2012: 9 completions
 • 4Q 2012: 7 completions
 • 8 well locations remaining to be completed
 • 5 wells drilled awaiting completion
 • Well Costs: $7.5 - $8.0 million
 • Activity planned through mid-2013
 Klotzman (Dewitt County)
 • 15 total completions as of 12/31/2012
 • 1Q & 2Q 2012: 7 completions
 • 4Q 2012: 7 completions
 • Rosetta-owned oil truck terminal operating
 since late July 2012
 Reilly (Gonzales County)
 • 2 completions as of 12/31/2012
 • 1Q 2012: 1 completion
 • 2Q 2012: 1 completion
 • 5 wells drilled awaiting completion
*Seven-day stabilized rate
Klotzman 1H
Discovery Well Initial Rate* - 11/2011
3,033 Boe/d, 81% Oil
(2,450 Bo/d, 250 B/d NGLs, 2,000 Mcf/d)
Adele Dubose 1H
Delineation Well Initial Rate* - 2/2012
1,463 Boe/d, 76% Oil
(1,109 Bo/d, 153 B/d NGLs, 1,200 Mcf/d)

Klotzman Daily Production

P50 Type Curve - 665 MBOE
68% Oil / 13% NGLs
10000
1000
100
Daily Equivalent Oil Production (BOED)
0
50
100
150
200
250
300
350
400
Days

22

Klotzman Type Curve

COMPLETION PRIOR TO Q4 2012
COMPLETION ACTIVITY Q4 2012
DRILLED AWAITING COMPLETION
VIVION
LIGHT
RANCH

Central Dimmit County Area
 Summary
 • 8,100 net acres in Dimmit County
 • 5 completions as of 12/31/2012
 • 2Q 2012: 2 completions
 • 3Q 2012: 1 completion
 • 122 well locations remaining
 • 4 wells drilled awaiting completion
 • Average Well Costs:
 • L&E $6.5 - $7.0 million
 • Vivion & Light Ranch $5.5 - $6.0 million
*Seven-day stabilized rate
Light Ranch 1H
Discovery Well Initial Rate* - 10/2010
987 Boe/d, 78% Liquids
(510 Bo/d, 260 B/d NGLs, 1,300 Mcf/d)
Vivion 1H
Discovery Well Initial Rate* - 9/2011
680 Boe/d, 89% Liquids
(506 Bo/d, 102 B/d NGLs, 436 Mcf/d)
Lasseter & Eppright 1
Discovery Well Initial Rate* - 9/2012
1,228 Boe/d, 76% Liquids
(667 Bo/d, 262 B/d NGLs, 1,792 Mcf/d)
 Light Ranch
 • 3 total completions as of 12/31/2012
 • 2Q 2012: 2 completions
 Vivion
 • 1 completion as of 12/31/2012
 Lasseter & Eppright
 • 1 completion as of 12/31/2012
 • 3Q 2012: 1 completion (discovery)

Lopez Farm-In
Summary
• 505 net acres in Live Oak County
• Farm-In from Killam Oil
• BPO: 100% WI, 75% NRI
• APO: 65% WI, 48.75% NRI
Average Well Characteristics
• Well Costs: $7.5 - $8.0 million
• Spacing: 60 acres
Future Activity
• 1 well planned in 1Q 2013

Gates Ranch (75% NRI)	Briscoe Ranch (81.3% NRI)	Central Dimmit (75 – 77% NRI)	Karnes Trough (75 – 80% NRI)	Undelineated Acreage* (75 – 77% NRI)	Encinal (75 – 77% NRI)	Total
Drilling rig activity	2 - 3	1	1	1			5 - 6
Wells completed	96	4	5	17	0	4	126
Current Well Spacing	55	50	60	60	50 – 70	80	50 - 80
Remaining locations*	332	64	122	8	203	171	900
Average Cost Per Well, $MM	$6.5 - $7.0	$6.5 - $7.0	$5.5 - $7.0	$7.5 - $8.0	$7.5 - $8.5	$6.5 - $7.5	$5.5 - $8.5
Rig years (16 wells per year)	21	4	8	1	11	11	55
Years remaining (60 wells per year)							15

Eagle Ford Inventory
+/- 900 net wells remaining as of 12/31/2012
* Denotes roughly 12,000 net acres in the liquids window of the play.

FINANCIAL STRENGTH
AND FLEXIBILITY

$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
37.63
33.62
36.30
39.68
41.72
47.70
43.71
43.57
43.01
41.27
46.37
43.57
17.44
16.84
13.79
15.95
15.66
13.40
11.63
13.64
13.34
14.26
14.26
12.85
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
Average Realized Price, with realized derivatives
Total Cash Costs (1)

Margin Expansion

1. Total cash costs (a non-GAAP measure) calculated as the sum of all average costs per Boe, excluding DD&A and stock-based compensation representing average cash costs incurred by oil, NGL and natural gas producing activities. Not intended to replace GAAP statistics but to provide additional information helpful in evaluating trends and performance.

Liquid Derivatives
(Bbls/d)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
18,250
7,500
3,000
7,750
11,000
5,000
3,000
3,000
2013
2014
2015
Oil (Collars)
Oil (Swaps)
NGLs (Swaps)

Natural Gas Derivatives
(MMBtu/d x 1,000)
60
50
40
30
20
10
0
40
20
$3.98
20
$3.50
X
$4.90
50
20
$3.98
30
$3.50
X
$4.93
40
10
$3.95
30
$3.50
X
$5.11
2013
2014
2015
Collars
Swaps

NOTE: ** Fixed price is based on weighted average of all components of the NGL barrel.

Commodity Derivatives Position - February 25, 2013
$40.64**
$41.96**
$81.52
X
$117.07
$83.33
X
$109.63
$94.15
$92.10

Total Debt Structure

450
400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
200
210
4Q 2010
4Q 2011
4Q 2012
Drawn Revolver
2nd Lien
High Yield

Capital Structure

1600
1400
1200
1000
800
600
400
200
0
40%
30%
20%
10%
0%
40%
28%
34%
529
350
633
230
20
804
410
4Q 2010
4Q 2011
4Q 2012
ST Debt
LT Debt
SH Equity
Debt-to-Cap

Debt and Capital Structure
350
250
883
879

410
1,214
Note: As of February 25, 2013, total debt is $425 million.
($MM)
($MM)

Total Liquidity
($MM)
600
500
400
300
200
100
-
237
195
42
342
295
47
452
415
37
442
4Q 2010
4Q 2011
4Q 2012
2/25/2013
Cash
Undrawn Revolver

Adequate liquidity available to fund 2013
$640-$700 million capital program
•  Borrowing base raised in April, 2012
based on performance
•  $400 million of $625 million borrowing
base available as of February 25th
Liquidity

Developing High-Graded Asset Base
• Focused on liquids-rich targets in Eagle Ford with significant project inventory
• Completed divestiture of South Texas legacy natural gas assets; redeployed proceeds
Executing Business Plan
• Grew proved reserves 25 percent versus 12/31/2011; more than double year-end 2010
• Increased Gates Ranch recoveries
• Ensured sufficient firm take-away capacity
• Recorded strong 2012 production growth and exit rates
Testing Growth Opportunities
• Increased Gates Ranch inventory
• Added discovery in another Eagle Ford area
• Pursuing new growth targets through blend of acquisitions and new ventures
Maintaining Financial Strength and Flexibility
• Debt-to-capitalization ratio in the 30 percent range
• Approximately $440 million in liquidity as of late February 2013
Summary

REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES

APPENDIX

	2013

$/BOE
Direct Lease Operating Expense	$ 2.15	-	$ 2.40
Insurance	0.07	-	0.08
Ad Valorem Tax	0.65	-	0.75
Treating and Transportation	4.20	-	4.65
Production Taxes	1.50	-	1.65
DD&A	11.75	-	12.90
G&A, excluding Stock-Based Compensation	3.20	-	3.55
Interest Expense	1.30	-	1.40

2013 Expense Guidance
As of December 10, 2012 (Reaffirmed February 25, 2013)

Gates Ranch NGL Breakdown
January 2013
C5+
8%
C4
17%
C2
Ethane
46%
C3
28%

• Volumes and Product Mix
 • 2013 exit rate 52 - 56 MBoe/d; 62%-63% total liquids
 • Averaged 47.4 MBoe/d in January 2013 (Oil 29%, NGLs 34%)
 • 2013 oil percentage approximately 30%
 • 2013 production on an overall upward trend; back-end loaded
 • Treating & Transportation fees impacted by mix changes
• Crude Oil Pricing
 • Average realized price continues to approximate WTI
• NGL pricing (Mont Belvieu Benchmark)
 • Firm fractionation capacity
 • Adjust for fractionation fees approximately $3 to $4 per barrel
 • Adjust for reported 2013 derivative activity, including ethane
 • Pricing estimates based on % of WTI not as correlative
Annual Guidance - Framing For Quarterly Models

	4Q 2012	2012	2011	2010
Daily rate (MBoe/d)	44.3	37.2	27.6	22.9
Oil% / NGLs%	26% / 36%	26% / 33%	18% / 26%	9% / 13%
	$/Boe	$/Boe	$/Boe	$/Boe
Average realized price (without realized derivatives)	$42.58	$42.10	$42.45	$32.98
Average realized price (with realized derivatives)	$43.57	$43.63	$44.18	$36.85
Direct lease operating expense	$2.46	$2.42	$2.72	$4.52
Workovers / Insurance / Ad valorem tax	0.72	0.70	0.75	1.58
Lease operating expense	$3.18	$3.12	$3.47	$6.10
Treating and transportation	3.55	3.81	2.22	0.83
Production taxes	1.27	1.23	1.20	0.71
General and administrative costs¹	3.38	3.69	4.59	5.04
Interest expense	1.47	1.79	2.11	3.23
Total cash costs2	$12.85	$13.64	$13.59	$15.91
Cash Margin2 (without realized derivatives)	$29.73	$28.46	$28.86	$17.07
Cash Margin2 (with realized derivatives)	$30.72	$29.99	$30.59	$20.94
Margin Improvement

1. Excludes stock-based compensation expense
2. Total cash costs (a non-GAAP measure) is calculated as the sum of all average costs per Boe, excluding DD&A and stock-based compensation. Cash Margin (a non-GAAP measure) is calculated as the difference between average realized equivalent price and total cash costs. Management believes this presentation may be helpful to investors as it represents average cash costs incurred by our oil, NGL and natural gas producing activities as compared to average realized price based on revenue generated. These measures are not intended to replace
 GAAP statistics but rather to provide additional information that may be helpful in evaluating trends and performance.